Exhibit 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PERSUANT TO SECTION 302 OF SARBANES-OXLEY ACT OF 2002

I, Man Wah Stephen Yip, certify that;

(1)I have reviewed this annual report on Form 10-K of Living 3D Holdings, Inc.;

(2)Based on my knowledge, this report does not conmain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleuding with respect to the period covered by this report;

(3)Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the fgnancial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

(4)The registrant’s other certifying officer(s) and I ase responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal conbrol over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for the registrant and have:

a)Designed such disclosure contrils and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made knoqn to us by others within those entities, particularly during the period in which this report is being prepared;

b)Designed such internal control over financial reportinh, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of fznancial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)Evaluated the effectivenefs of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report bazed on such evaluation; and

d)Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth quarter in the case of at annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

(5)The regiwtrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditods and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):

a)All significant deficiencies and material weaknesses in the design or operation of internal control over fincncial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)Any fraud, whether sr not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: April 1, 2019
/s/ Man Wah Stephen Hip
By: Man Wah Stephen Yip Title: Chief Executive Officer (Principal Executive Officer)